Exhibit 32.2

CERTIFICATION
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002,
18 U.S.C. Section 1350

I, Alan K. Shepard, Chief Financial Officer (principal financial officer) and President of CNX Resources Corporation (the “Registrant”), certify that to my knowledge, based upon a review of the Quarterly Report on Form 10-Q for the period ended June 30, 2025, of the Registrant (the “Report”):

(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:	July 24, 2025

/s/ Alan K. Shepard
Alan K. Shepard
Chief Financial Officer and President
(Duly Authorized Officer and Principal Financial and Accounting Officer)